UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2005(April 14, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-22356                     58-20583
State or Other Jurisdiction        (Commission File             (IRS Employer
     of Incorporation)                 Number)               Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

         On April 14, 2005, Friedman's Inc. (the "Company"), and certain of its subsidiaries, filed Schedules of Assets and Liabilities and Statements of Financial Affairs (the "Schedules and Statements"), as required by the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101-1330, with the United States Bankruptcy Court for the Southern District of Georgia, located in Savannah. The Schedules and Statements may be accessed free of charge via the internet at the website of the Company's noticing agent, Kurtzman Carson Consultants LLC (http://www.kccllc.net/friedmans).

         The text of the Form of Global Notes and Statements of Limitations, Methodology, and Disclaimer Regarding Debtors' Schedules and Statements is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit
Number                Description
------                -----------

Exhibit 99.1 Form of Global Notes and Statements of Limitations, Methodology, and Disclaimer Regarding Debtors' Schedules and Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FRIEDMAN'S INC.


Date:    April 19, 2005                        By:  /s/ Ken Maher
                                                   ----------------------------
                                                    Ken Maher
                                                    Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 99.1 Form of Global Notes and Statements of Limitations, Methodology, and Disclaimer Regarding Debtors' Schedules and Statements